1 First Quarter 2017 Earnings Presentation May 4, 2017

2 IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, the pending acquisition of the Company by Zhongwang USA LLC (the “Merger”), future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to fulfill our substantial capital investment requirements; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (18) our ability to access credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; (21) risks related to the Merger (including the possibility that the merger may not be consummated or, that, if the Merger does close, our stockholders may not realize the anticipated benefits from the Merger) and (22) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. Forward-Looking and Other Information

First Quarter Overview

Aleris

- 1Q17 Adjusted EBITDA of $52M
- Adjusted EBITDA and Adjusted EBITDA per ton up YoY despite lower volumes in 1Q
  - Improved operating performance and productivity
  - Favorable metal and metal spread environment
  - North America ABS Project unfavorably impacted distribution volumes
  - Solid mix upgrades in Europe and regional commercial plate in China helped offset impact of aerospace destocking
- Continued progress on North America ABS Project; remains on track for customer milestones
- Regulatory review of acquisition by Zhongwang USA LLC still ongoing

1Q Adjusted EBITDA ($M)



$45
$52
1Q16
1Q17

Adjusted EBITDA per ton ($/t)



$217
$261
1Q16
1Q17

16% year over year Adjusted EBITDA growth

3

Key Global End Uses

		1Q YoY Growth	Aleris Volume Drivers
	Aerospace	(1%)	▪ Ongoing industry destocking ▪ Partially offset by growth in Asia Pacific
	Automotive	(5%)	▪ Overall stable demand ▪ 1Q volume tied to program timing delays ▪ EU Premium Auto builds up 7%[1]
	Heat Exchanger	(5%)	▪ Order book improving ▪ HEX volume upside limited by available capacity

[1]IHS Global Insights, April 2017

4

5 Key Regional End Uses  Continued healthy industry demand  Single family starts trending positively N.A. Building & Construction 3%  Expected declines after cyclical peak  Volumes beginning to stabilize and up sequentially N.A. Truck Trailer  Regional demand continues to be stable  Ongoing product/mix upgrades EU Regional Commercial Plate & Sheet  Overall end-use demand solid  1Q mill time balanced between current demand and demand during 2Q/3Q outage N.A. Distribution (18%) (10%) 4% Aleris Volume Drivers 1Q YoY Growth

North America ABS Project Update

Aleris

AUTOMOTIVE BODY SHEET (ABS) PROJECT CAPEX ($M)

2014	2015	2016	2017E
$13	$153	$185	$74

1Q17
$25



First CALP Line



Second CALP Line



Wide Cold Mill

- Deployed approximately $376M as of 1Q17 for North America ABS Project in Lewisport
- CALP I qualification process on schedule; CALP II installation nearing completion and will begin commissioning in 2Q
- New wide cold mill running qualification coils and in production in 2Q
- Hitting key customer milestones for successful project delivery

Project remains on target for 2017 ABS shipments

6

7 Adjusted EBITDA Bridge $3 $5 $3 $2 $52 $45 35 40 45 50 55 1Q17Currency/ Translation/ Other ProductivityPrice ($2) Volume/Mix1Q16 $0 Base Inflation ($4) Commodity Inflation Metal Spreads ($M) 1Q17 vs. 1Q16

8 North America  Higher B&C and strong non-CALP auto volumes offset by weaker distribution and truck trailer volumes  Improvement in metal spread environment with better scrap flow  Lewisport hot mill capacity allocated to strategic inventory build ahead of extended outage  Productivity offset increased labor expenses Volume (kT) Segment Adjusted EBITDA ($M) 1Q17 Performance1Q Adjusted EBITDA Bridge ($M) 120 115 1Q16 1Q17 (4%) $21 $23 1Q16 1Q17 Adj. EBITDA / ton $173 $203 $21 $3 $4 $2 $23 $24 $26 $22 $20 $16 $18 1Q16 Volume/Mix ($2) Productivity 1Q17Base Inflation ($2) Commodity Inflation ($3) Metal Spreads Price

9 Ongoing improvement in metal spreads and scrap trends Metal Update $0.30 $0.25 $0.20 $0.35 $1.00 $0.95 $0.90 $0.85 $0.15 $1.10 $1.05 $0.80 $0.75 $0.70 Dec 2016 Sep 2016 Jun 2016 Mar 2016 Dec 2015 Sep 2015 Jun 2015 Mar 2015 Dec 2014 Mar 2017 1Platts, Aleris Management Analysis, April 2017 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread North America Scrap Spreads1

10 $33 $3 $2 $3 $37 $1 $36 $40 $28 $32 1Q17Currency/ Translation/ Other ProductivityBase Inflation ($2) Commodity Inflation Metal Spreads ($1) Price ($1) Volume/Mix1Q16 Europe  Volumes lower primarily due to aerospace destocking and weaker than normal 1Q auto  Coil & sheet mix improvements helped offset impact from aerospace and automotive volume declines  Productivity gains driven by better operational stability  Currency benefits with stronger dollar Volume (kT) Segment Adjusted EBITDA ($M) 1Q17 Performance1Q Adjusted EBITDA Bridge ($M) 82 80 (3%) 1Q171Q16 $33 $37 1Q16 1Q17 Adj. EBITDA / ton $398 $468

11 Asia Pacific  Seasonally lower demand due to spring festival/ New Year  Growth in both aerospace and commercial plate volumes  Lower rolling margins  Productivity and cost leverage more than offset base inflation  Currency benefits with stronger dollar Volume (kT) Segment Adjusted EBITDA ($M) 1Q17 Performance1Q Adjusted EBITDA Bridge ($M) $0.5 $0.7 $0.9$0.9 $0.0 $2.0 $1.5 $1.0 $0.5 ($0.5) Metal Spreads Price $0.9 ($0.2) 1Q17Currency/ Translation/ Other ProductivityBase Inflation Volume/Mix ($1.9) 1Q16 $0.1 Commodity Inflation $0.0 5 6 1Q16 12% 1Q17 $1$1 1Q171Q16 Adj. EBITDA / ton $181 $170

12 Cash Flow and LTM Working Capital Net Cash Flow ($M) 76 71 70 20%19% 21% 50 55 60 65 70 75 80 1Q1720162015 Total LTM Working Capital Days1 1Pro forma for divestitures of Global Recycling and Extrusions businesses 1Q16 1Q17 Cash provided (used) by Operating Activities $11 ($39) Capital Expenditures (122) (63) Other (0) (0) Net Cash Before Financing ($111) ($102)  Higher LME increasing working capital investment  Higher than normal North America inventory build to accommodate upcoming Lewisport outage in 2Q and 3Q Long term opportunity; balancing project ramp-up and cash flow % of SalesDays

13 Capital expenditures ramping down in 2017 Capital & Liquidity Overview 3/31/2017 Cash and Restricted Cash3 $78 Availability under ABL Facility 315 Liquidity $394 Capital Structure ($M) Liquidity Summary ($M) $82 $96 $88 $74 $201 $276 $169 $43 $107 $10 2014 $121 $14 2013 $188 1Q17 $63 $16 $3 2017E $240-$2502 $57-$67 $14 2016 $358 $8 2015 $298 Maintenance North America ABS Project & Other Upgrades Other Growth Capital Expenditures Summary ($M)1 1Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015 2Guidance does not include capitalized interest 3Includes $3M of restricted cash for payoff of China Loan Facility 4Amounts exclude applicable premiums and discounts 5Other excludes $45M of exchangeable notes 6See prior SEC filing for applicable reconciliations to GAAP financial measures 7Excludes Non-Recourse China Loan Facilities 8Secured debt includes outstanding ABL Facility balance and 2021 Secured Notes Cash and Restricted Cash3 $78 ABL 121 Notes4 1,240 Non-Recourse China Loan Facilities4 186 Other4,5 6 Net Debt $1,475 LTM Adjusted EBITDA6 $212 Net Debt / LTM Adj. EBITDA 6.9x Net Recourse Debt7 / LTM Adj. EBITDA 6.1x Net Secured Debt8 / LTM Adj. EBITDA 4.0x

14  Overall very pleased with the results in 1Q – Operational excellence and productivity – Solid North America building & construction and scrap environment – Solid mix upgrade in Europe helped offset aero destocking – Excellent progress on all fronts with Lewisport transformation  Segment income and Adjusted EBITDA expected to be in line with the second quarter of 2016 – Continued demand growth for North America building and construction – Favorable scrap spreads resulting from higher aluminum prices – Impact of Lewisport outage, which is expected to begin in mid-June – Europe to be unfavorably impacted by continued aerospace destocking Wrap Up & 2Q 2017 Outlook

15 Appendix

16 1Q Adjusted EBITDA Reconciliation ($M) 2017 2016 Adjusted EBITDA $51.8 $44.5 Unrealized (losses) gains on derivative financial instruments (7.8) 9.2 Restructuring charges (0.4) (0.8) Unallocated currency exchange gains on debt — 0.1 Stock-based compensation expense (0.6) (1.7) Start-up costs (14.5) (6.3) Favorable metal price lag 2.1 3.8 Other (2.3) (2.0) EBITDA 28.3 46.8 Interest expense, net (27.1) (18.1) Provision for income taxes (10.7) (8.7) Depreciation and amortization (25.7) (26.3) Net loss ($35.2) ($6.3) For the three months ended March 31,

17 1Q Adjusted EBITDA Reconciliation by Segment ($M) 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 2017 2016 North America Segment income $24.2 $24.2 Favorable metal price lag (0.9) (3.4) Segment Adjusted EBITDA1 $23.3 $20.7 Europe Segment income $38.0 $32.9 Favorable metal price lag (0.7) (0.3) Segment Adjusted EBITDA1 $37.3 $32.6 Asia Pacific Segment income $1.4 $0.9 Favorable metal price lag (0.5) — Segment Adjusted EBITDA1 $0.9 $0.9 For the three months ended March 31,

18 1Q Adjusted EBITDA Per Ton Reconciliation ($M, except per ton measures, volume in thousands of tons) 1See prior slides for a reconciliation to the applicable GAAP financial measures 2017 2016 Metric tons of finished product shipped: North America 114.8 119.8 Europe 79.7 82.0 Asia Pacific 5.5 4.9 Intra-entity shipments (1.4) (1.4) Total metric tons of finished product shipped 198.6 205.3 Segment Adjusted EBITDA:1 North America $23.3 $20.7 Europe $37.3 $32.6 Asia Pacific $0.9 $0.9 Corporate ($9.7) ($9.7) Total Adjusted EBITDA $51.8 $44.5 Segment Adjusted EBITDA per metric ton: North America $202.6 $172.9 Europe $467.8 $397.9 Asia Pacific $170.3 $180.9 Aleris Corporation $260.9 $216.8 For the three months ended March 31,

19 Robust risk management discipline minimizes commodity price exposure Metal Hedging Practices  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk ImpactMitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $39 $64 $40 $48 $61 $52 $47 $54 (–) Income / (expense) from metal price lag (22) (4) 1 4 (3) (1) 4 2 Adj. EBITDA as reported $60 $68 $39 $45 $65 $53 $43 $52 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Metal price lag impact on gross profit ($16) ($24) $0 $11 $6 $8 $8 $22 (+) Realized (losses) / gains on metal derivatives (6) 20 1 (7) (9) (9) (5) (19) Favorable / (unfavorable) metal price lag net of realized derivative gains / losses ($22) ($4) $1 $4 ($3) ($1) $4 $2